UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2024 (January 29, 2024)

Victory Oilfield Tech, Inc.
(Exact name of registrant as specified in its charter)

Nevada	002-76219-NY	87-0564472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3355 Bee Caves Road, Suite 608, Austin, Texas	78746
(Address of principal executive offices)	(Zip Code)

(512) 347-7300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.  Changes in Registrant's Certifying Accountant

Previous independent registered public accounting firm

On January 29, 2024, Victory Oilfield Tech, Inc. (the “Company”) notified Weaver and Tidwell L.L.P. (“Weaver”) of its dismissal. The dismissal has been approved by the Audit Committee of the Company's Board of Directors.

During the years ended December 31, 2022 and 2021 and the subsequent interim period through the nine months ended September 30, 2023, preceding such dismissal of Weaver, there were no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934 (“Regulation S-K”) and the related instructions thereto, with Weaver on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weaver, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. Also, during this same period, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

The Company has provided Weaver with the disclosures under this Item 4.01(a) and has requested Weaver to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this Item 4.01(a) and, if not, stating the respects in which it does not agree. A copy of Weaver’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

New independent registered public accounting firm

On January 26, 2024 (the “Engagement Date”), the Company engaged Accell Audit and Compliance, P.A. (“Accell”) as its independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023. The engagement of Accell has been approved by the Audit Committee of the Company's Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with Accell regarding either:

1.	the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Accell concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.	any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01       Financial Statements and Exhibits

Financial Statement of Businesses Acquired and Pro Forma Financial Information

The audited financial statements required by Item 9.01(a) of Form 8-K, and the unaudited pro forma financial statements and notes related thereto required by Item 9.01(b) of Form 8-K, are not included in this Current Report on Form 8-K. The financial statements and pro forma financial statements will be filed by an amendment to this Current Report on Form 8-K within the time period specified in the instructions to Item 9.01 of Form 8-K.

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from Weaver and Tidwell L.L.P.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Victory Clean Energy, Inc.

Date: February 14, 2024
/s/ Jim McGinley
Jim McGinley
Chief Executive Officer